                                                                  Exhibit 99.2

                       TERM SHEET DATED DECEMBER 2, 1997

                        Green Tree Financial Corporation
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1997-8
                           $850,000,000 (APPROXIMATE)

                              Subject to Revision

[THIS AMENDED TERM SHEET SUPERSEDES THE TERM SHEET PREVIOUSLY DISTRIBUTED ON DECEMBER 1, 1997.]

SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree").
TRUSTEE:            U.S. Bank National Association, St. Paul, Minnesota.

UNDERWRITERS:       Merrill Lynch & Co. (Lead), Lehman Brothers Inc. (Co),
                    Salomon Brothers Inc (Co).


                                 Ratings        WAL @      Exp. Final
To Call          Amount        (S&P/Fitch)    150% MHP      Maturity
-------        ------------   ------------    --------     -----------
A-1            $722,500,000     AAA/AAA          7.45          6/16
M-1            $ 63,750,000     AA-/AA-         10.91          6/16
B-1            $ 34,000,000    BBB+/BBB+         7.03          7/08
B-2            $ 29,750,000    BBB+/[A]*        15.91          6/16

To Maturity
A-1            $722,500,000     AAA/AAA          7.72          3/24
M-1            $ 63,750,000     AA-/AA-         11.36          3/24
B-2            $ 29,750,000    BBB+/[A]*        21.36          3/28

*Fitch B-2 rating subject to confirmation

CUT-OFF DATE:                  December 1, 1997 (or the date of origination, if
                               later) for each contract other than the
                               Subsequent Contracts, and for each Subsequent
                               Contract, the date on which such Contract is purchased by the Trust.

LEGAL FINAL:       October 15, 2029.

EXP. PRICING:      Week of December 1, 1997.

EXP. SETTLEMENT:   December 19, 1997.


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

INTEREST/PRINCIPAL: The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day), commencing on January 15, 1998.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, Class A-1 Certificates are ERISA eligible. No transfer of a Class M-1 Certificate or a Class B Certificate will be permitted to be made to any employee benefit plan subject to ERISA or to the Internal Revenue Code of 1986, as amended, unless an opinion of counsel is delivered to the Trustee.

SMMEA: Class A-1 and M-1 Certificates will not be SMMEA eligible until such time as the balance of the Pre-Funding Account is reduced to zero. At such time, the Class A-1 and the Class M-1 Certificates will be SMMEA eligible so long as they are rated in one of the two highest rating categories by Standard & Poor's and Fitch. Class B Certificates are not SMMEA eligible.

TAX STATUS:         For federal income tax purposes, the Trust will be treated as a real estate mortgage investment conduit ("REMIC").
                    The Class A-1 Certificates, the Class M-1 Certificates and the Class B Certificates will constitute "regular interests" in the REMIC and generally will be treated as debt instruments of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates. The Class C Certificates will constitute "residual interests" in the REMIC.

OPTIONAL
REDEMPTION:         Less than 10% of the original pool balance outstanding.

CREDIT
ENHANCEMENT:

                Class A-1: 15.0% subordination (Class M-1, B-1, and
                           B-2) & Residual (Class C)
                Class M-1: 7.5% subordination (Class B-1 and B-2) &
                           Residual (Class C)
                Class B-1: 3.5% subordination (Class B-2) & Residual
                           (Class C)
                Class B-2: Limited Guarantee plus Residual (Class C)

THE CONTRACT POOL:  On the Closing Date, the Trust expects to purchase (i)
                    manufactured housing contracts having an aggregate principal balance of approximately $518,171,644 as of the Cut-off Date (the "Initial Contracts")and (ii) additional manufactured housing

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

                    contracts (the "Additional Contracts"). An amount will be deposited into an account (the "Pre-Funding Account") on the Closing Date to purchase additional Contracts prior to 90 days from the Closing Date (the "Subsequent Contracts") for inclusion in the Contract Pool. The Subsequent Contracts will represent no more than 25% of the aggregate Contract Pool.

DISTRIBUTIONS:      Certificateholders will be entitled to receive on each
                    Remittance Date commencing in January 1998, to the extent that the Amount Available in the Certificate Account
                    (together with, in the case of the Class B-2 Certificates, the Guarantee Payment, as described below) is sufficient therefor, distributions allocable to interest and principal, as described herein. The Amount Available on each Remittance Date generally includes (i) payments on the Contracts due and received during the preceding month, (ii) prepayments and other unscheduled collections received during the preceding month, and (iii) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance Date (but in no event later than the 10th day of the month in which the Remittance Date occurs), minus (iv) with respect to all Remittance Dates other than the Remittance Date in January 1998, all collections in respect of principal on the Contracts received during the preceding month up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 10th day of the prior month).

                    The Amount Available in the Certificate Account with respect to any Distribution Date will be applied first to the distribution of interest on the Certificates, and then to the distribution of principal on the Certificates, in the manner and order of priority described below.

INTEREST ON THE
CLASS A-1, CLASS M-1
AND CLASS B-1
CERTIFICATES:       Interest will be distributable first to the Class  A-1
                    Certificates, then to the Class M-1 Certificates and then to the Class B-1 Certificates. Interest on the outstanding
                    Class A-1 Principal Balance, Class M-1 Adjusted Principal
                    Balance, and Class B-1 Adjusted Principal Balance, as applicable, will accrue from December 19, 1997, or from the most recent Remittance Date on which

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

                    interest has been paid to but excluding the following Remittance Date.

                    The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount.

                    The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount.

                    In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

PRINCIPAL ON THE
CLASS A-1, CLASS M-1
AND CLASS B-1
CERTIFICATES :      The Class A-1 Percentage for any Remittance Date will
                    equal a fraction, expressed as a percentage, the numerator of which is the Class A-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance and (ii) if the
                    Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B
                    Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                    The Class M-1 Percentage for any Remittance Date will equal
                    (a) zero, if the Class A-1 Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b)

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

                    a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of:
                    (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%;
                    (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.5%.

                    The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A-1 Principal Balance and the Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A-1 Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class M-1 Distribution Test and the Class B Distribution Test are not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

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

                    The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than 2% of the total pool ($17,000,000).

CLASS B-2
INTEREST:           Interest on the outstanding Class B-2 Principal Balance
                    will accrue from December 19, 1997, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                    To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A-1, Class M-1, and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                    In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency

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

                    will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2
PRINCIPAL:          Except for payments of the Class B-2 Liquidation Loss
                    Amount under the Limited Guarantee, the Class B-2
                    Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1
                    Principal Balance has been reduced to zero (the "Class B-1
                    Cross-over Date") and (ii) the Class B Distribution Test is satisfied; provided, however, that if the Class A-1
                    Principal Balance, the Class M-1 Principal Balance and the
                    Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--
                    Class B-2 Principal."

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A-1 Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A-1 Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                    On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

LOSSES ON LIQUIDATED

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

CONTRACTS:          The distribution of principal to the Class A-1, the Class
                    M-1, and the Class B-1 Certificateholders is intended to include the Class A-1 Percentage, the Class M-1 Percentage and the Class B Percentage, respectively, of the Scheduled
                    Principal Balance of each Contract that became a Liquidated Contract during the month preceding the month of such distribution. If the Net Liquidation Proceeds from such Liquidated Contract are less than the Scheduled
                    Principal Balance of such Liquidated Contract, the deficiency will, in effect, be absorbed by the Class C
                    Certificateholders, then the Guarantee Fee, if any, otherwise payable to the Company, then the Monthly
                    Servicing Fee (so long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1
                    Certificateholders and then the Class M-1
                    Certificateholders, since a portion of the Amount
                    Available equal to such deficiency and otherwise distributable to them will be paid to the Class A-1
                    Certificateholders.

                            CONTRACT CHARACTERISTICS
                            ------------------------

The information presented below relates to the Initial Contracts, which will represent approximately 61% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts and Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

THE INITIAL CONTRACT POOL

Number of MHCs in pool:                         11,654
Wgt. Avg. Contract Rate:                          9.27%
Range of Rates:                          4.75% - 16.75%
Wgt. Avg. Orig. Maturity:                        318.3
Wgt. Avg. Rem. Maturity:                         318.2
Avg. Rem Princ. Balance:                    $44,463.00
Wgt. Avg. LTV:                                   85.87%
New/Used:                                       85%/15%
Park/Private:                                   21%/79%
Single/Double:                                  24%/76%
Land/Home:                                       52.23%
Land in Lieu:                                     0.49%
Step Rate:                                        5.02%
Conventional:                                    94.98%


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

GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                AGGREGATE
                                PRINCIPAL
            NUMBER OF            BALANCE           % OF INITIAL
           CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
STATE     OF CUTOFF DATE     OF CUTOFF DATE      PRINCIPAL BALANCE
-----     --------------     --------------      -----------------
AL             580            $18,997,914              3.67%
AR             216              6,615,253              1.28
AZ             223             10,663,186              2.06
CA             217              9,879,770              1.91
CO             325             20,386,558              3.93
CT               4                112,277              0.02
DE              46              2,523,831              0.49
FL             729             35,471,392              6.85
GA             558             21,926,065              4.23
IA             130              4,804,441              0.93
ID              64              4,055,457              0.78
IL             182              7,165,962              1.38
IN             340             16,827,811              3.25
KS             127              4,935,534              0.95
KY             367             14,545,405              2.81
LA             231              7,682,910              1.48
MA               9                427,220              0.08
MD              48              1,693,651              0.33
ME             128              7,229,623              1.40
MI             851             46,764,567              9.01
MN             194              6,965,483              1.34
MO             301             10,116,894              1.95
MS             205              6,359,145              1.23
MT              96              4,494,369              0.87
NC           1,255             55,099,815             10.62
ND              57              2,052,260              0.40
NE              65              3,202,210              0.62
NH              86              3,534,776              0.68
NJ               2                164,236              0.03
NM             273             13,766,374              2.66
NV             108              6,675,978              1.29
NY             201              9,151,300              1.77
OH             386             20,143,364              3.89
OK             203              7,106,474              1.37
OR             143             10,823,997              2.09
PA             223             10,890,260              2.10
SC             428             18,793,610              3.63


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

SD              88              3,203,025              0.62
TN             350             12,378,861              2.39
TX             726             26,965,100              5.20
UT              67              4,151,349              0.80
VA             195              7,196,430              1.39
VT              47              2,399,122              0.46
WA             161             10,597,583              2.05
WI             204              9,129,140              1.76
WV             130              4,890,304              0.94
WY              85              5,211,358              1.01
            ------           ------------            ------
Total       11,654           $518,171,644            100.00%
            ======           ============            ======


YEAR OF ORIGINATION OF INITIAL CONTRACTS


                                          AGGREGATE
                                          PRINCIPAL
                       NUMBER OF           BALANCE           % OF INITIAL
YEAR OF              CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
ORIGINATION (1)     OF CUTOFF DATE     OF CUTOFF DATE      PRINCIPAL BALANCE
---------------     --------------     --------------      -----------------

1983                       2            $     24,149                 *
1985                       3                  21,746                 *
1986                       1                  11,770                 *
1987                       1                   5,463                 *
1988                       7                 105,857              0.02%
1989                      11                 184,967              0.04
1990                       7                 155,196              0.03
1991                       9                 220,381              0.04
1992                      16                 327,916              0.06
1993                       9                 195,553              0.04
1994                      48               1,339,602              0.26
1995                      43               1,308,247              0.25
1996                      74               3,272,158              0.63
1997                  11,423             510,998,639             98.63
                      ------            ------------            ------
Total                 11,654            $518,171,644            100.00%
                      ======            ============            ======


* Indicates an amount greater than zero but less than 0.005% of the aggregate principal balance.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.


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

DISTRIBUTION OF ORIGINAL INITIAL CONTRACTS AMOUNTS

                                               AGGREGATE
                                               PRINCIPAL
                           NUMBER OF            BALANCE           % OF INITIAL
ORIGINAL                  CONTRACTS AS       OUTSTANDING AS       CUTOFF DATE POOL
CONTRACT AMOUNT          OF CUTOFF DATE     OF CUTOFF DATE      PRINCIPAL BALANCE
---------------          --------------     --------------      -----------------
Less than $10,000             504            $  3,894,901              0.75%
$10,000 - $19,999           1,676              25,327,118              4.89
$20,000 - $29,999           2,163              54,306,392             10.48
$30,000 - $39,999           1,821              62,977,756             12.15
$40,000 - $49,999           1,263              56,724,921             10.95
$50,000 - $59,999           1,193              65,285,594             12.60
$60,000 - $69,999             944              61,104,964             11.79
$70,000 - $79,999             733              54,862,233             10.59
$80,000 - $89,999             528              44,781,362              8.64
$90,000 - $99,999             398              37,831,656              7.30
$100,000 - $109,999           188              19,647,458              3.79
$110,000 - $199,999           102              11,733,040              2.26
$120,000 - $129,999            59               7,340,699              1.42
$130,000 - $139,999            36               4,840,653              0.93
$140,000 - $149,999            20               2,888,733              0.56
$150,000 - $159,999             8               1,232,242              0.24
$160,000 - $169,999             8               1,332,375              0.26
$170,000 - $179,999             2                 349,869              0.07
$180,000 - $189,999             3                 546,703              0.11
$190,000 - $199,999             0                       0              0.00
$200,000 - $249,999             4                 901,325              0.17
$250,000 - $299,999             1                 261,650              0.05
                           ------            ------------            ------
Total                      11,654            $518,171,644            100.00%
                           ======            ============            ======


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

DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS


                                            AGGREGATE
                                            PRINCIPAL
                         NUMBER OF           BALANCE           % OF INITIAL
LOAN-TO-VALUE           CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
RATIO                  OF CUTOFF DATE     OF CUTOFF DATE      PRINCIPAL BALANCE
-----                  --------------     --------------      -----------------
Less than 61.00%            557            $ 20,012,674            3.86%
61.01% - 65.00%             201               9,023,505            1.74
66.01% - 70.00%             279              13,453,773            2.60
71.01% - 75.00%             408              21,397,713            4.13
76.01% - 80.00%           1,027              45,575,336            8.80
81.01% - 85.00%           1,462              71,093,253           13.72
86.01% - 90.00%           3,860             177,808,122           34.31
91.01% - 95.00%           3,530             148,145,016           28.59
Over 95.01%                 330              11,662,252            2.25
                         ------            ------------          ------
Total                    11,654            $518,171,644          100.00%
                         ======            ============          ======


INITIAL CONTRACT RATES


                                        AGGREGATE
                                        PRINCIPAL
                     NUMBER OF           BALANCE           % OF INITIAL
                   CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
CONTRACT RATE     OF CUTOFF DATE     OF CUTOFF DATE       PRINCIPAL BALANCE
-------------     --------------     --------------       -----------------
Less than 5.00%                3        $    207,252            0.04%
5.01% - 6.00%                 28           1,751,213            0.34
6.01% - 7.00%                733          56,463,520           10.90
7.01% - 8.00%              1,184          84,594,221           16.33
8.01% - 9.00%              2,044         119,304,878           23.02
9.01% - 10.00%             1,957          94,480,276           18.23
10.01% - 11.00%            1,934          75,010,812           14.48
11.01% - 12.00%            1,789          50,945,421            9.83
12.01% - 13.00%            1,024          20,708,423            4.00
13.01% - 14.00%              766          12,761,493            2.46
14.01% - 15.00%               41             571,801            0.11
15.01% - 16.00%              129           1,155,975            0.22
16.01% - 17.00%               22             216,358            0.04
                          ------        ------------          ------
Total                     11,654        $518,171,644          100.00%
                          ======        ============          ======

Merrill Lynch                          12
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS


                                       AGGREGATE
                                       PRINCIPAL
                     NUMBER OF          BALANCE             % OF INITIAL
REMAINING MOS.     CONTRACTS AS      OUTSTANDING AS       CUTOFF DATE POOL
TO MATURITY       OF CUTOFF DATE     OF CUTOFF DATE      PRINCIPAL BALANCE
-------------     --------------     --------------      -----------------
Fewer than 31              8          $     72,622              0.01%
31 - 60                  224             1,910,837              0.37
61 - 90                  523             7,170,446              1.38
91 - 120                 654            10,190,080              1.97
121 - 150                248             4,971,625              0.96
151 - 180              1,494            35,392,103              6.83
181 - 210                 57             1,969,316              0.38
211 - 240              1,695            55,990,909             10.81
241 - 270                  9               386,058              0.07
271 - 300                852            31,399,877              6.06
301 - 330                  6               275,744              0.05
331 - 360              5,884           368,442,027             71.11
                      ------          ------------            ------
Total                 11,654          $518,171,644            100.00%
                      ======          ============            ======

Merrill Lynch                          13
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        MHP PREPAYMENT SENSITIVITIES(1)

                    75% MHP           100% MHP          125% MHP          150% MHP
                ----------------  ----------------  ----------------  ----------------
                WAL/Maturity      WAL/Maturity      WAL/Maturity      WAL/Maturity
To Call
A-1              10.98    7/22      9.57    7/20      8.40    5/18      7.45    6/16
M-1              15.88    7/22     13.92    7/20     12.26    5/18     10.91    6/16
B-1              11.07   12/13      9.33    9/11      8.01   12/09      7.03    7/08
B-2              21.89    7/22     19.75    7/20     17.67    5/18     15.91    6/16

To Maturity
A-1              11.16   12/26      9.79    5/26      8.66    6/25      7.72    3/24
M-1              16.18   12/26     14.29    5/26     12.68    6/25     11.36    3/24
B-2              24.72    3/28     23.54    3/28     22.42    3/28     21.36    3/28

                  175% MHP          250% MHP          300% MHP          350% MHP
              ----------------  ----------------  ----------------  ----------------
                WAL/Maturity      WAL/Maturity      WAL/Maturity      WAL/Maturity
To Call
A-1               6.63    9/14      4.87   10/10      4.09   11/08      3.50    6/07
M-1              10.01    9/14      8.34   10/10      7.56   11/08      6.96    6/07
B-1               6.53    8/07      5.84    2/06      5.55    6/05      5.33   12/04
B-2              14.44    9/14     11.37   10/10      9.91   11/08      8.83    6/07

To Maturity
A-1               6.90   10/22      5.09    2/18      4.28    7/15      3.66    5/13
M-1               6.53   10/22      8.83    2/18      8.08    7/15      7.49    5/13
B-2              20.32    3/28     17.41    3/28     15.56    3/28     13.96    3/28

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:


                AGGREGATE          WGT. AVG.      WGT. AVG.
REMAINING       PRINCIPAL          ORIGINAL       REMAINING    WGT. AVG.
MONTHS TO        BALANCE            TERM            TERM       CONTRACT
MATURITY       OUTSTANDING         (MONTHS)       (MONTHS)       RATE
---------    ---------------      ---------       --------     --------
1-120        $ 12,387,560.95           98            98         12.55%
121-180      $ 25,848,248.51          175           175         11.99
181-240      $ 37,116,747.58          238           238         11.16
241-300      $ 20,355,175.09          299           299         11.09
301-360      $236,120,624.00          360           360          9.45
             ---------------          ---           ---         -----
TOTAL        $331,828,356.13          318           318         10.06%
             ===============          ===           ===         =====

Merrill Lynch                          14
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only.
This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Merrill Lynch                          16
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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.